COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Employment contracts

The Company’s executive officers have entered employment contracts and confidentiality, non-disclosure and assignment of invention agreements. The employment agreements do not provide for the payment of any compensation to our executive officers but provide for the payment of $100,000 in severance upon termination of employment without cause and make no provisions for any payment upon a change of control.

Litigation

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Legal fees for such matters are expensed as incurred and we accrue for adverse outcomes as they become probable and estimable.

On June 5, 2020 the Supreme Court of the State of New York, County of Nassau, issued a commencement of Action based on behalf of Power Up Lending Group, Ltd (“Power Up” or the “Claimant”). The Claimant request that due to the default of their note requesting a judgment for an amount of not less than $420,750. On January 20, 2021 the Supreme Court of the State of New York, County of Nassau, granted Power Up a summary judgement against the Company for Breach of Contact, awarding Power Up damages in the amount of $420,750.

The underlying convertible note was, per agreement of the parties, cancelled on June 4, 2021, with Power Up agreeing to a stipulation of discontinuance with prejudice and forfeiture of on-going lawsuit and forfeiture of the mentioned awarded damages.

At present, there is no other pending litigation or proceeding involving any of our directors, officers or employees as to which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.